Economic Context in Which the Group Operates (Details) - ARS ($) $ in Thousands	1 Months Ended	12 Months Ended
	Aug. 31, 2020	Jun. 30, 2020	Sep. 14, 2020	Aug. 28, 2020
Economic Context in Which the Group Operates (Textual)
Inflation percentage		42.80%
Description of GDP		The study on market expectations prepared by the Argentine Central Bank in July 2020, called the Compilation of Market Expectations (“REM”), estimates an inflation of 39.5% for 2020. REM analysts forecast a variation in real GDP for 2020 of (12.5%). In turn, they foresee that in 2021 the economic activity will increased in 5.6%. There is an expectation of growth for the third quarter of 2020, motivated by the fact that the effect of the pandemic is perceived as transitory and a recovery in economic activity will begin soon.
Wholesale exchange rate		66.00%
Market percentage		75.00%
Economic context in which the group operates, description		On September 15, 2020, the Argentine Central Bank published communications "A" 7105 and 7106, which establishes, among other measures, that those who register financial debts with capital maturities in foreign currency scheduled between 10.15.2020 and 03.31.2021, they must present a refinancing plan to the Argentine Central Bank based on the following criteria: (a) that the net amount for which the exchange market will be accessed in the original terms will not exceed 40% of the amount of capital maturing in the period indicated above, and (b) that the rest of the capital is, as a minimum, refinanced with a new external debt with an average maturity of 2 years, provided that the new debt is settled in the exchanges market. It is worth mentioning that, for the maturities to be registered from the effective date of the communication (September 16, 2020) and until 12.31.2020, the refinancing plan must be submitted prior to 09.30.2020; and the submission deadline for the remaining maturities -between January 1, 2021 and March 31, 2021, must be submitted with a term of at least 30 calendar days before the maturity of the capital to be refinanced. The Group is analyzing the impact of these communications in order to comply in due time and form with the requirements of the Argentine Central Bank, and the impact of the aforementioned regulations on its businesses.
Nominal value		$ 140,000
Cash equivalent amount		23,000
Investment amount		155,000
Office assets		$ 128,600
Description of estimator of economic activity		The indicador called Monthly Estimator of Economic Activity (“EMAE”) reported by the National Institute of Statistics and Censuses (“INDEC”), registered a variation of (12.3%) compared to the same month of 2019, and from 7.4% compared to the previous month.
Base rent maturity, description		The Group has decided to postpone the maturity of the Base Rent and the collective promotion funds until September 30, 2020, prioritizing the long-term relationship with the tenants. Additionally, an increase in the delinquency rates of some tenants has been detected. As a result of the above, the impact on shopping centers is a 30.5% decrease in rental and service income compared to the previous year and 83% compared to the last quarter of the previous year. Additionally, the charge for doubtful accounts in the year ended June 30, 2020 is ARS 305 million and ARS 187 million in the last quarter of the year.
Subsequent Events [Member]
Economic Context in Which the Group Operates (Textual)
Outstanding principal amount percentage	99.01%			93.55%
Percentage relating to square meters	44.00%
Cancelled amount value			$ 140,000